UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 30, 2014

RUTHIGEN, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-36199	46-1821392
(state or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2455 Bennett Valley Rd., Suite C116 Santa Rosa, California	95404
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (707) 525-9900

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.	Results of Operations and Financial Condition.

In a press release dated June 30, 2014 (the “earnings press release”), Ruthigen, Inc. (the “Company”) announced financial results for its fourth quarter and fiscal year ended March 31, 2014 and provided a business update.  A copy of the earnings press release is attached hereto as Exhibit 99.1. The information under the headings “Fiscal Fourth Quarter 2014 Financial Results,” “Fiscal Year 2014 Financial Results” and “Conference Call” and the financial statements included in the earnings press release are incorporated by reference into this Item 2.02 of this Current Report on Form 8-K.

ITEM 7.01.	Regulation FD Disclosure.

In the earnings press release, the Company also provided a business update. The information set forth in the first two paragraphs and under the headings “Recent Highlights” and “Forward-Looking Statements” in the earnings press release is incorporated by reference into this Item 7.01 of this Current Report on Form 8-K.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

99.1	Earnings press release dated June 30, 2014.

As indicated herein, certain portions of the earnings press release are being furnished pursuant to Items 2.02 and 7.01 of this Current Report on Form 8-K and shall not be deemed “filed” for purposes of Section 18 of the Securities and Exchange Act of 1934, as amended (the “Exchange Act”) or otherwise subject to the liabilities of that Section, nor shall they be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act except as shall be expressly set forth by specific reference in such filing.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RUTHIGEN, INC.

Date: June 30, 2014	/s/ Sameer Harish
Sameer Harish Chief Financial Officer